Heitman US Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (UNAUDITED)
March 31, 2020

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) - 99.15%
Diversified REITs - 1.17%
American Assets Trust, Inc.	16,131	$403,275

Health Care REITs - 10.83%
Healthpeak Properties, Inc.	69,007	1,645,817
New Senior Investment Group, Inc.	39,238	100,450
Physicians Realty Trust	38,898	542,238
Welltower, Inc.	31,276	1,431,815
		3,720,320
Hotel & Resort REITs - 3.51%
DiamondRock Hospitality Company	95,654	485,922
Host Hotels & Resorts, Inc.	21,310	235,262
Pebblebrook Hotel Trust	44,339	482,852
		1,204,036
Industrial REITs - 15.62%
Duke Realty Corporation	50,814	1,645,357
Prologis, Inc.	46,273	3,718,961
		5,364,318
Office REITs - 13.98%
Alexandria Real Estate Equities, Inc.	4,878	668,579
Boston Properties, Inc.	17,074	1,574,735
Columbia Property Trust, Inc.	28,390	354,875
Highwoods Properties, Inc.	29,223	1,035,078
Hudson Pacific Properties, Inc.	46,003	1,166,636
		4,799,903
Residential REITs - 23.41%
American Campus Communities, Inc.	17,982	499,001
Apartment Investment & Management Company, Class A	37,820	1,329,373
AvalonBay Communities, Inc.	3,755	552,623
Camden Property Trust	14,775	1,170,771
Equity LifeStyle Properties, Inc.	15,031	863,982
Equity Residential	11,111	685,660
Invitation Homes, Inc.	74,952	1,601,724
UDR, Inc.	36,578	1,336,560
		8,039,694
Retail REITs - 6.27%
Brixmor Property Group, Inc.	51,840	492,480
Federal Realty Investment Trust	7,663	571,736
Simon Property Group, Inc.	11,639	638,516
Weingarten Realty Investors	31,271	451,241
		2,153,973

Specialized REITs - 24.36%
CubeSmart	33,523	898,081
CyrusOne, Inc.	36,285	2,240,599
Equinix, Inc.	5,011	3,129,720
Extra Space Storage, Inc.	18,194	1,742,258
Life Storage, Inc.	3,771	356,548
		8,367,206
TOTAL REITS
(Cost $41,576,984)		34,052,725

SHORT-TERM INVESTMENTS - 0.54%
Money Market Fund - 0.54%
First American Treasury Obligations Fund, Class X, 0.33% (a)	184,430	184,430
Total Short-Term Investments
(Cost $184,430)		184,430

Total Investments
(Cost $41,761,414) - 99.69%		34,237,155
Other Assets in Excess of Liabilities - 0.31%		107,932
Total Net Assets - 100.00%		$34,345,087

(a) The rate quoted is the annualized seven-day effective yield as of March 31, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC., doing business as U.S. Bank Global Fund Services.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees (the “Board”), in good faith, deems appropriate to reflect its fair value.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2020:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
REITs(1)	$34,052,725	$-	$-	$34,052,725
Money Market Fund	184,430	-	-	184,430
	$34,237,155	$-	$-	$34,237,155

(1) Please refer to the Schedule of Investments to view REITs segregated by sub-industry type.

During the period ended March 31, 2020, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.